                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--GNMA Series 1C

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 33-08086 of our opinion dated August 17, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
August 19, 1998